UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 4, 2017

ARQULE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21429	04-3221586
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

One Wall Street

Burlington, MA 01803

(Address of principal executive offices) (Zip Code)

(781) 994-0300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 4, 2017, the Compensation, Nominating and Governance Committee (the “Committee”) approved a new stock-based incentive and retention program for certain senior executives. This new program replaces a program previously established by the Committee related to tivantinib performance goals that expired in March of this year.

Under the new program, the Compensation Committee granted participating executives performance-based options (the “Performance-based Options”) at an exercise price of $0.95 per share. Mr. Pucci (Chief Executive Officer), Mr. Lawrence (President and Chief Operating Officer), Dr. Schwartz (Chief Medical Officer) and Mr. Weiskopf (Chief Financial Officer) have the opportunity to earn options covering up to 600,000, 300,000, 260,000 and 160,000 shares of common stock, respectively, under this plan, and another executive has the opportunity to earn a total of 110,000 shares. In addition to time-based vesting, the options only will vest and become exercisable if specified performance conditions are satisfied. All of the Performance-based Options have vesting conditions linked to the Company’s product candidate development pipeline, with the percentage option vesting ranging from 25% to 100% depending upon the level of the Company’s clinical success. In addition, the option grants to Messrs. Pucci and Lawrence are subject to an additional condition tied to stock price. If the applicable performance conditions are not satisfied within 36 months, the options will terminate.

In addition to the Performance-based Option grants, the Committee amended the employment agreements for each of Messrs. Pucci and Lawrence and Dr. Schwartz to extend the respective expiration dates until April 4, 2020.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description

10.1	Form of Performance-based Option Agreement*
10.2	Fourth Amendment to Employment Agreement with Paolo Pucci*
10.3	Fifth Amendment to Employment Agreement with Peter Lawrence*
10.4	Fourth Amendment to Employment Agreement with Brian Schwartz*

* Management compensatory plan or agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ArQule, Inc. (Registrant)

By:	/s/ Peter S. Lawrence
Peter S. Lawrence President
Chief Operating Officer

Date: April 10, 2017

EXHIBIT INDEX

Exhibit	Number

10.1	Form of Performance-based Option Agreement*

10.2	Fourth Amendment to Employment Agreement with Paolo Pucci*

10.3	Fifth Amendment to Employment Agreement with Peter Lawrence*

10.4	Fourth Amendment to Employment Agreement with Brian Schwartz*

* Management compensatory plan or agreement